THIRD AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
                             (SYNDICATED AGREEMENT)


          THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (SYNDICATED AGREEMENT) ("Amendment") is entered into as of this 9th day of May 2000, by and among MORTGAGE.COM, INC., a Florida corporation, (the "Company"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), and BANK UNITED, a federal savings bank ("Bank United") (RFC, Bank United and any Additional Lender that may from time to time hereafter become party hereto are hereafter referred to as the "Lenders"), and RFC, as credit agent for the Lenders (in such capacity, the "Credit Agent")

          WHEREAS, the Company, the Lenders and the Credit Agent have entered into a revolving warehouse facility with a present Credit Limit of $110,000,000 (the "Commitment"), as evidenced by a Second Amended and Restated Warehousing Credit and Security Agreement (Syndicated Agreement) dated November 12, 1999, as the same may have been amended or supplemented (the "Agreement")

          WHEREAS, the Company has requested that the Lenders amend certain terms of the Agreement, and the Lenders have agreed to such amendment subject to the terms and conditions of this Amendment;

          NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

          2. The effective date ("Effective Date") of this Amendment shall be May 17, 2000, the date on which the Company has complied with all the terms and conditions of this Amendment.

          3. Section 1.1 of the Agreement is amended by adding the following definition in the appropriate alphabetical order:

              "Weighted Average Purchase Commitment Price" shall mean the weighted average of the Committed Purchase Prices of the unfilled Purchase Commitments (expressed as a percentage) for Mortgage Loans or Mortgage-backed Securities of the same type, interest rate and term.

          4.  Section 2.7(c) of the  Agreement  is amended to add the  following section immediately after Section 2.7(c) (6):

              (7) If the outstanding Advances against Pledged Mortgages of a specific Mortgage Loan type exceed the aggregate Purchase Commitments for such Mortgage Loan type.

          5. The Lenders hereby agree to waive their default rights with respect to the failure of the Company to comply with the "Loss Limitation" requirement set forth in Section 7.9 of the Agreement for the fiscal quarter ended March 31, 2000. The foregoing waiver applies only to the specific instance described herein. It is not a waiver of any subsequent breach of the same provision of the Agreement, or of any breach of any other provisions of the Agreement. The Lenders reserve all of the rights, powers and remedies presently available to the Lenders under the Agreement including the right to cease making Advances to the Company and the right to accelerate any of the indebtedness owing under the Agreement, if any other Default or Event of Default occurs under the Agreement.

          6. The Exhibit M attached to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit M attached to this Amendment. All references in the Agreement to Exhibit M shall be deemed to refer to the new Exhibit M.

          7. The Exhibit O attached to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit O attached to this Amendment. All references in the Agreement to Exhibit O shall be deemed to refer to the new Exhibit O.

          8. The Company shall deliver to the Credit Agent (a) an original of this Amendment, executed by the Company, the Lenders and the Credit Agent, (b) modification fees in the amount of $500, each payable to Bank United and RFC; and (c) a documentation fee in the amount of $350 payable to the Credit Agent.

          9. The Company represents, warrants and agrees that (a) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein,
(b) except as stated above in Section 5, the Lenders are not in default under any of the Loan Documents and the Company has no offset or defense to their performance or obligations under any of the Loan Documents, (c) the representations contained in the Loan Documents remain true and accurate in all respects, and (d) there have been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

          10. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

          11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Lenders have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                             COMPANY:
                                             MORTGAGE.COM, INC.
                                             a Florida corporation,


                                             By: /s/ Seth S. Werner
                                             Its: Chairman/CEO

                                             Notice Address:
                                             Mortgage.Com, Inc.
                                             1643 North Harrison Parkway
                                             Harrison, FL 33323
                                             Attention:  Edwin Johnson
                                             Telecopier No.: (877) 224-9071
STATE OF FLORIDA  )
                  ) SS
COUNTY OF BROWARD )

          On May 15, 2000 before me, a Notary Public, personally appeared Seth Werner, the Chairman/CEO of MORTGAGE.COM, INC., a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                                             Patricia B Rudnick
                                             Notary Public
                                             My Commission Expires:  9/22/03

                                             CREDIT AGENT:
                                             RESIDENTIAL FUNDING CORPORATION,
                                             a Delaware corporation

                                             By: /s/ Jim Clapp
                                             Its: Director

                                             Notice Address:
                                             4800 Montgomery Lane
                                             Suite 300
                                             Bethesda, Maryland 20814
                                             Attention: Jim Clapp
                                                        Director
                                             Telecopier No.:  (301) 215-6288

                                             LENDERS:
                                             RESIDENTIAL FUNDING CORPORATION,
                                             a Delaware corporation

                                             By: /s/ Jim Clapp
                                             Its: Director

                                             Notice Address:
                                             4800 Montgomery Lane
                                             Suite 300
                                             Bethesda, Maryland 20814
                                             Attention: Jim Clapp
                                                        Director
                                             Telecopier No.:  (301) 215-6288

STATE OF MARYLAND    )
                     ) SS
COUNTY OF MONTGOMERY )

          On May 18th, 2000 before me, a Notary Public, personally appeared Jim Clapp, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                                            S. van dem HAGEN
                                            Notary Public
                                            My Commission Expires:  9/22/03

                                            BANK UNITED,
                                            a federal savings bank

                                            By: /s/ Melanie H. Carrington
                                            Its: Regional Director

                                            Notice Address:
                                            1629 Indian River Drive
                                            Cocoa, FL 32922
                                            Attention:  Melanie H. Carrington
                                            Telecopier No.:  (407) 638-3399

STATE OF FLORIDA  )
                  ) SS
COUNTY OF BREVARD )

          On May 18, 2000 before me, a Notary Public, personally appeared Melanie H. Carrington, the Regional Director of BANK UNITED, a federal savings bank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                                            Damita A. Maiolo
                                            Notary Public
                                            My Commission Expires:June 14, 2003